UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2015

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 20, 2015, the Board of Directors (the “Board") of ParkerVision, Inc. (the “Company”) adopted an amendment to the shareholder protection rights agreement, dated November 21, 2005 (the “Rights Agreement”) and the Company executed the First Amendment to Shareholders Protection Rights Agreement (the “Amendment”) between the Company and American Stock Transfer & Trust Company, as rights agent (“Rights Agent”). The Board had previously declared a dividend of one right to purchase one ten-thousandth of a share of the Company’s Series E Preferred Stock (a “Right”), subject to the terms of the Rights Agreement, for each outstanding share of the Company’s Common Stock. The dividend was distributed to holders of record of the Company’s Common Stock as of the close of business on November 29, 2005 pursuant to the Rights Agreement, and one Right has been issued in respect of each share of the Company’s Common Stock issued since the record date.

The Amendment (i) extends the expiration date of the Rights and the Rights Agreement from November 21, 2015 to November 20, 2020 and (ii) decreases the exercise price of the Rights to $1.45.

The Amendment was not adopted as a result of, or in response to, any effort to acquire control of the Company. The Board is not aware of any such effort. The Amendment has been adopted in order to strengthen the ability of the Board to protect the interests of the shareholders of the Company. The Rights Agreement, as amended, is not intended to prevent a takeover at a full and fair price, and it will not do so.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on Form 8-K on November 22, 2005, and such agreement and description are incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

On November 20, 2015, the Company issued a press release in which the Company announced the approval and execution of the Amendment referred to in Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)            Exhibits.

Exhibit No.	Description
4.1	First Amendment to Shareholder Protection Rights Agreement dated as of November 20, 2015 between Registrant and American Stock Transfer & Trust Company, as Rights Agent.
4.2	Form of Rights Certificate pursuant to First Amendment to Shareholder Protection Rights Agreement dated November 20, 2015.
99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2015

PARKERVISION, INC.

By:	/s/ Cynthia L. Poehlman
Cynthia L. Poehlman
Chief Financial Officer